SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                                FORM 8K
                            CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




                             Date of Report
             (Date of earliest event reported) - June 19, 1996



                         HIGH POINT FINANCIAL CORP.
            (Exact Name of Registrant as Specified in Charter)



                                NEW JERSEY
              (State or Other Jurisdiction of Incorporation)


              0-12430		             22-2426221
      (Commission File Number)	(IRS Employer Identification No)


                       P.O. Box 460, Branchville, NJ 07826
                    (Address of Principal Executive Offices)


                                 (201) 948-3300
                         (Registrant's Telephone Number)



Item 5 - Other Events

	On June 19, 1996, High Point Financial Corp. (""High Point"") received a letter from its primary regulator, the Federal Reserve Bank of New York
(the ""FRB""), dated June 18, 1996, advising that High Point's Written
Agreement with the FRB has been terminated. High Point entered into the Written Agreement with the FRB in October 1992. The Written Agreement required High Point to submit an operating plan, a debt servicing plan, and maintain an adequate capital position at the Company and at its subsidiary, the National Bank of Sussex County. High Point was also restricted from incurring any debt or modifying any existing debt agreement without prior approval of the FRB. The agreement also restricted the payment of any dividends and the payment of any operating expenses (other than routine expenses) in excess of $10,000 to any one entity in any one month without prior approval of the FRB.

                             SIGNATURES


	 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         					HIGH POINT FINANCIAL CORP.


     July 23,1996             BY:/s/ Gregory W.A. Meehan
                                 ------------------------
                                 Gregory W. A. Meehan
                                 Vice President and Treasurer